UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2005 (August 16, 2005)

MQ ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-101399	52-2148018
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4300 North Point Parkway

Alpharetta, Georgia 30022

(Address of Principal Executive Office, including Zip Code)

(770) 300-0101

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On August 22, 2005, MQ Associates, Inc. (“MQ Associates”) issued a press release (the “Press Release”), a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing that it had extended the expiration date for its consent solicitation to Friday, August 26, 2005.  The consent solicitation was previously scheduled to expire at 5:00 p.m. on August 19, 2005.

On August 16, 2005, MQ Associates, Wachovia Bank, National Association (“Wachovia”) and Wells Fargo Bank, National Association (“Wells Fargo”) entered into an Instrument of Resignation, Appointment and Acceptance (the “12 1/4% Notes Instrument of Resignation”), pursuant to which, among other things, (i) Wachovia resigned as trustee under the Indenture, dated as of August 24, 2004, as supplemented (the “12 1/4% Notes Indenture”), between MQ Associates and Wachovia, relating to the 12 1/4% Senior Discount Notes due 2012 issued by MQ Associates, and (ii) Wells Fargo was appointed, and accepted such appointment, as the successor trustee under the 12 1/4% Notes Indenture.  The 12 1/4% Notes Instrument of Resignation is attached hereto as Exhibit 99.2.

On August 16, 2005, MedQuest, Inc. (“MedQuest”), Wachovia and The Bank of New York (“BONY”) entered into an Instrument of Resignation, Appointment and Acceptance (the “11 7/8% Notes Instrument of Resignation”), pursuant to which, among other things, (i) Wachovia resigned as trustee under the Indenture, dated as of August 15, 2002, as supplemented (the “11 7/8% Notes Indenture”), among MedQuest, as issuer, MQ Associates, as guarantor, the subsidiary guarantors of MedQuest signatory thereto and Wachovia, relating to the 11 7/8% Senior Subordinated Notes due 2012 issued by MedQuest, and (ii) BONY was appointed, and accepted such appointment, as the successor trustee under the 11 7/8% Notes Indenture.  The 11 7/8% Notes Instrument of Resignation is attached hereto as Exhibit 99.3.

ITEM 9.01             Financial Statements and Exhibits.

(c)                                                                                  Exhibits.

Number	Description of Exhibit

99.1	Press release dated August 22, 2005.

99.2	Instrument of Resignation, Appointment and Acceptance, dated as of August 16, 2005, among MQ Associates, Inc., Wachovia Bank, National Association and Wells Fargo Bank, National Association.

99.3	Instrument of Resignation, Appointment and Acceptance, dated as of August 16, 2005, among MedQuest, Inc., Wachovia Bank, National Association and The Bank of New York.

* * * * *

This Current Report on Form 8-K contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, without limitation, statements regarding MQ Associates’ future growth and profitability, growth strategy and trends in the industry in which it operates.  These forward-looking statements are based on MQ Associates’ current expectations and are subject to a number of risks, uncertainties and assumptions.  MQ Associates can give no assurance that such forward-looking statements will prove to be correct.  Among the most important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are the results of the previously announced consent solicitations, the results of the previously announced investigation by the U.S. Attorney’s Office, the previously announced inquiry by the Securities and Exchange Commission (the “SEC”) or any other future action taken by the SEC or the U.S. Attorney’s Office, uncertainty concerning the amount and timing of patient receivable and other writedowns, the ultimate findings of the Audit Committee’s review (including any new information or additional issues that may arise during the course of such review), the ability of MQ Associates to negotiate additional extensions of the Limited Waiver and/or obtain a permanent waiver under, and amendment to, the Senior Credit Facility, the reaction of MQ Associates’ other creditors, customers and suppliers to the matters discussed in this report, general economic and business conditions, the effect of healthcare industry trends on third-party reimbursement rates and demand for MQ Associates’ services, limitations and delays in reimbursement by third-party payors, changes in governmental regulations that affect MQ Associates’ ability to do business, actions of its competitors, introduction of new technologies, risks associated with its acquisition strategy and integration costs, and the additional factors and risks contained in its Registration Statement on Form S-4 declared effective on October 14, 2004 as well as other periodic reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MQ ASSOCIATES, INC.

Dated: August 22, 2005

	By:	/s/ Donald C. Tomasso
Name: Donald C. Tomasso
Title: Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 22, 2005.

99.2	Instrument of Resignation, Appointment and Acceptance, dated as of August 16, 2005, among MQ Associates, Inc., Wachovia Bank, National Association and Wells Fargo Bank, National Association.

99.3	Instrument of Resignation, Appointment and Acceptance, dated as of August 16, 2005, among MedQuest, Inc., Wachovia Bank, National Association and The Bank of New York.